EXHIBIT 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) (1) (iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated September 8, 2009 (including amendments thereto) with respect to the Common Stock of Spectrum Brands, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.
Dated: September 8, 2009

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC,
its General Partner

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE INTERNATIONAL MASTER, L.P.
By:	Avenue International Master
GenPar, Ltd.
its General Partner

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Director

AVENUE INTERNATIONAL, LTD.
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Director

AVENUE INTERNATIONAL MASTER GENPAR, LTD.
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Director

AVENUE PARTNERS, LLC
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE — CDP GLOBAL OPPORTUNITIES FUND, L.P.
By:	Avenue Global Opportunities Fund
GenPar, LLC
its General Partner

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE GLOBAL OPPORTUNITIES FUND GENPAR, LLC
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC,
its General Partner

By:	GL Partners IV, LLC,
its Managing Member

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE CAPITAL PARTNERS IV, LLC
By:	GL Partners IV, LLC,
its Managing Member

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

GL PARTNERS IV, LLC
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.
By:	Avenue Capital Partners V, LLC,
its General Partner

By:	GL Partners V, LLC,
its Managing Member

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE CAPITAL PARTNERS V, LLC
By:	GL Partners V, LLC,
its Managing Member

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

GL PARTNERS V, LLC
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE CAPITAL MANAGEMENT II, L.P.
By:	Avenue Capital Management II
GenPar, LLC,
its General Partner

By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

AVENUE CAPITAL MANAGEMENT II GENPAR, LLC
By:	/s/ Marc Lasry
	Name:	Marc Lasry
	Title:	Managing Member

MARC LASRY
/s/ Marc Lasry